B7 (Official Form 7) (12/07)

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
DALLAS DIVISION

In re: Espre Solutions, Inc. , Debtor	Case No. 09-30572-HDH-11

STATEMENT OF FINANCIAL AFFAIRS

This statement is to be completed by every debtor. Spouses filing a joint petition may file a single statement on which the information for both spouses is combined. If the case is filed under chapter 12 or chapter 13, a married debtor must furnish information for both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed. An individual debtor engaged in business as a sole proprietor, partner, family farmer, or self-employed professional, should provide the information requested on this statement concerning all such activities as well as the individual's personal affairs. To indicate payments, transfers and the like to minor children, state the child's initials and the name and address of the child's parent or guardian, such as "A.B., a minor child, by John Doe, guardian." Do not disclose the child's name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

Questions 1 - 18 are to be completed by all debtors. Debtors that are or have been in business, as defined below, also must complete Questions 19 - 25. If the answer to an applicable question is "None," mark the box labeled "None." If additional space is needed for the answer to any question, use and attach a separate sheet properly identified with the case name, case number (if known), and the number of the question.

DEFINITIONS

"In business." A debtor is "in business" for the purpose of this form if the debtor is a corporation or partnership. An individual debtor is "in business" for the purpose of this form if the debtor is or has been, within six years immediately preceding the filing of this bankruptcy case, any of the following: an officer, director, managing executive, or owner of 5 percent or more of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership; a sole proprietor or self-employed full-time or part-time. An individual debtor also may be “in business” for the purpose of this form if the debtor engages in a trade, business, or other activity, other than as an employee, to supplement income from the debtor’s primary employment.

"Insider." The term "insider" includes but is not limited to: relatives of the debtor; general partners of the debtor and their relatives; corporations of which the debtor is an officer, director, or person in control; officers, directors, and any owner of 5 percent or more of the voting or equity securities of a corporate debtor and their relatives; affiliates of the debtor and insiders of such affiliates; any managing agent of the debtor. 11 U.S.C. § 101.

1.	Income from employment or operation of business
☐  NONE
State the gross amount of income the debtor has received from employment, trade, or profession, or from operation of the debtor's business, including part-time activities either as an employee or in independent trade or business, from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and ending dates of the debtor's fiscal year.) If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

AMOUNT	SOURCE

($20,982.30)	Profit & Loss Statement 10/1/08 – 1/30/09

$3,185,263.72	Profit & Loss Statement 10/1/07-9/30/08

$1,085,958.00	Profit &Loss Statement 10/1/06-9/30/08 SEC Website 10Q

Statement of Financial Affairs - Case No. 09-30572-HDH-11

2.	Income other than from employment or operation of business
■   NONE

State the amount of income received by the debtor other than from employment, trade, profession, operation of the debtor's business during the two years immediately preceding the commencement of this case. Give particulars. If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income for each spouse whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

3.	Payments to creditors
Complete a. or b., as appropriate, and c
■  NONE
a.
Individual or joint debtor(s) with primarily consumer debts: List all payments on loans, installment purchases of goods or services, and other debts to any creditor made within 90 days immediately preceding the commencement of this case unless the aggregate value of all property that constitutes or is affected by such transfer is less than $600. Indicate with an asterisk (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and credit counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

☐   NONE
b.
Debtor whose debts are not primarily consumer debts: List each payment or other transfer to any creditor made within 90 days immediately preceding the commencement of the case unless the aggregate value of all property that constitutes or is affected by such transfer is less than $5,475. If the debtor is an individual, indicate with an asterisk (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and credit counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments and other transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS	AMOUNT PAID	AMOUNT STILL OWING

Acron KingsPark, LP	11/10/08	22,997.66	398.95
Acron KingsPark, LP	12/10/08	23,184.97
Acron KingsPark, LP	1/16/09	19,718.87

AETNA	11/3/08	25,348.50
AETNA	12/4/08	25,509.80
AETNA	1/12/09	26,383.90

Apple Store	12/10/08	2,742.79
Apple Store	12/17/08	2,163.92
Apple Store	1/20/09	540.17

Ben Portis	1/27/09	3,487.95
Ben Portis	1/27/09	3,136.70
Ben Portis	1/16/09	3,849.79

BG Moore	11/3/08	7,791.66
BG Moore	11/14/08	7,791.66
BG Moore	11/24/08	7,791.66
BG Moore	12/15/08	15,000.00
BG Moore	12/15/08	7,791.66
BG Moore	12/30/08	7,791.66
BG Moore	1/9/09	8,068.23
BG Moore	1/28/09	7,960.63

Statement of Financial Affairs - Case No. 09-30572-HDH-11

NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS	AMOUNT PAID	AMOUNT STILL OWING

BG Moore	1/30/09	7,791.66

Black Box Network	12/29/08	7,249.44

Blideo, Inc.	1/29/09	6,388.44

Jesse Butler	11/17/08	446.78
Jesse Butler	11/20/08	2,668.85
Jesse Butler	1/16/09	2,568.94
Jesse Butler	1/21/09	308.68
Jesse Butler	1/21/09	2,568.93
Jesse Butler	1/21/09	2,879.01
Jesse Butler	1/30/09	1,560.00

David A. Collin	12/22/08	3,279.59
David A. Collin	1/20/09	3,883.77

Dell Financial Services	11/26/08	3,469.39	3,584.84

EdgarFilings, LTD	10/31/08	1,198.33
EdgarFilings, LTD	11/26/08	1,313.07
EdgarFilings, LTD	12/4/08	2,800.43
EdgarFilings, LTD	12/19/08	2,625.07
EdgarFilings, LTD	1/5/09	1,293.59
EdgarFilings, LTD	1/26/09	152.93

Flat Iron Capital	11/12/08	2,581.72
Flat Iron Capital	11/14/08	2,579.72
Flat Iron Capital	12/19/08	2,579.72
Flat Iron Capital	1/26/09	2,579.72

Evelyn B Taylor	11/18/08	7,000.00

Roy Gosewehr	1/7/09	2,634.90
Roy Gosewehr	1/20/09	4,025.57

Josephine Hawkins	12/26/08	3,117.03
Josephine Hawkins	1/20/09	2,816.46

James Hoggatt	12/30/08	1,359.79
James Hoggatt	12/30/08	3,274.42
James Hoggatt	1/22/09	3,879.95

Holly Elliot	12/22/08	4,500.00
Holly Elliot	1/14/09	2,700.00

Hunton&Williams	12/23/08	16,687.29

Peter E. Ianace	10/31/08	6,542.19
Peter E. Ianace	11/14/08	6,542.19
Peter E. Ianace	11/14/08	10,372.55
Peter E. Ianace	12/1/08	600.00

Internal Revenue Service	11/3/08	29,983.23

Statement of Financial Affairs - Case No. 09-30572-HDH-11

NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS	AMOUNT PAID	AMOUNT STILL OWING

Internal Revenue Service	11/3/08	29,983.23
Internal Revenue Service	11/18/08	31,390.92
Internal Revenue Service	11/25/08	1,421.86
Internal Revenue Service	12/5/08	24,979.42
Internal Revenue Service	12/18/08	19,847.59
Internal Revenue Service	12/19/08	24,360.46
Internal Revenue Service	1/2/09	21,694.30
Internal Revenue Service	1/21/09	27,331.92
Internal Revenue Service	1/26/09	8,004.08
Internal Revenue Service	1/28/09	139.04

Intuit Payroll Services	11/17/08	302.02
Intuit Payroll Services	11/17/08	963.32
Intuit Payroll Services	12/4/08	161.26
Intuit Payroll Services	1/15/09	7,844.28
Intuit Payroll Services	1/29/09	63,636.15	* Certain payees through direct deposit service are included in this schedule which will cause double counting to occur.

IT Partners	10/31/08	2,774.63
IT Partners	11/26/08	2,774.63
IT Partners	12/29/08	2,774.63
IT Partners	1/26/08	2,774.63

iVALUTION, LLC	11/19/08	17,844.03

JMA Information Technology	11/14/08	4,784.00	$7,728.20
JMA Information Technology	12/24/08	6,624.00
JMA Information Technology	1/29/09	5,152.00

Juan, Shao-Min	12/22/08	3,149.93
Juan, Shao-Min	12/22/08	990.95
Juan, Shao-Min	1/20/08	3,626.64

Kathirvelu, Saranvanan	12/30/08	2,376.53
Kathirvelu, Saranvanan	1/23/09	1,741.32

LeClair Ryan	1/5/09	15,000.00
LeClair Ryan	1/29/09	16,108.00

Lin, Pho-Chuan	12/22/08	2,301.32
Lin, Pho-Chuan	1/20/09	2,502.10
Lin, Pho-Chuan	1/23/09	2,502.09
Lin, Pho-Chuan	1/23/09	4,701.95

Bob Logan	10/31/08	4,115.10
Bob Logan	11/4/08	1,800.00
Bob Logan	11/14/08	4,301.10
Bob Logan	11/25/08	1,800.00

Statement of Financial Affairs - Case No. 09-30572-HDH-11

NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS	AMOUNT PAID	AMOUNT STILL OWING

Bob Logan	12/1/08	4,425.10
Bob Logan	12/8/08	1,800.00
Bob Logan	12/12/08	6,254.92
Bob Logan	12/19/08	4,425.10
Bob Logan	12/30/08	4,425.10
Bob Logan	1/9/09	1,800.00
Bob Logan	1/16/09	4,108.50
Bob Logan	1/30/09	800.00
Bob Logan	1/30/09	6,404.61

Osberg, Edwin	12/24/08	3,064.35
Osberg, Edwin	1/20/09	3,610.01

R Systems International, Ltd.	11/4/08	44,577.50	103,615
R Systems International, Ltd.	11/18/08	25,000.00
R Systems International, Ltd.	12/4/08	25,000.00
R Systems International, Ltd.	12/29/08	45,250.00
R Systems International, Ltd.	1/6/09	88,700.00
R Systems International, Ltd.	1/30/09	40,500.00

RCG Information Technology, Inc.	11/3/08	6,549.00
RCG Information Technology, Inc.	11/26/08	3,570.50
RCG Information Technology, Inc.	12/19/08	2,960.00
RCG Information Technology, Inc.	1/26/09	3,552.00
RCG Information Technology, Inc.	12/29/08	2,960.00

Robert Half Management Resource	11/5/08	8,775.00

Rodney M. Nesbit	10/30/08	4,000.00
Rodney M. Nesbit	11/17/08	11,800.00
Rodney M. Nesbit	11/26/08	3,850.00
Rodney M. Nesbit	12/17/08	6,225.00
Rodney M. Nesbit	12/31/08	7,900.00
Rodney M. Nesbit	1/20/09	9,450.00

Sage PT - Direct Deposit P/R Service	11/12/08	80,163.74
Sage PT - Direct Deposit P/R Service	11/26/08	81,237.51
Sage PT - Direct Deposit P/R Service	11/10/08	137.04
Sage PT - Direct Deposit P/R Service	12/8/08	48.72
Sage PT - Direct Deposit P/R Service	12/12/08	81,846.55
Sage PT - Direct Deposit P/R Service	12/26/08	74,204.95
Sage PT - Direct Deposit P/R Service	12/31/08	70.57
Sage PT - Direct Deposit P/R Service	1/9/09	111.28	* Certain payees through direct deposit service are included in this schedule which will cause double counting to occur.

Scott T. Griggs, Attorney at Law	10/31/08	1,562.00	13,990.90
Scott T. Griggs, Attorney at Law	11/18/08	25,000.00
Scott T. Griggs, Attorney at Law	11/26/08	3,212.35

Statement of Financial Affairs - Case No. 09-30572-HDH-11

NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS	AMOUNT PAID	AMOUNT STILL OWING

Scott T. Griggs, Attorney at Law	12/29/08	1,600.00
Scott T. Griggs, Attorney at Law	1/30/09	580.00

Siegel, Lipman, Dunay & Shepard, LLP	12/2/08	19,162.50	47,557.50
Siegel, Lipman, Dunay & Shepard, LLP	12/30/08	23,162.50

Smith, Donald L.	12/22/08	2,055.85
Smith, Donald L.	1/16/09	3,509.89

Sullivan's	12/8/08	5,622.40
Sullivan's	12/8/08	267.67

Sweeney Gates & Co.	11/4/08	20,770.00
Sweeney Gates & Co.	12/4/08	9,166.00
Sweeney Gates & Co.	1/7/09	19,703.75

Telethra Inc. dba Furatlink	11/10/08	30,000.00
Telethra Inc. dba Furatlink	12/3/08	30,000.00
Telethra Inc. dba Furatlink	1/6/09	30,000.00
Telethra Inc. dba Furatlink	1/30/09	30,000.00

Texas Moving Co., Inc.	12/19/08	11,863.96
Texas Moving Co., Inc.	1/2/09	63.00

Triplet, Kenneth	12/22/08	3,167.94
Triplet, Kenneth	1/16/09	3,036.05

tw telecom	11/14/08	3,968.90
tw telecom	12/19/08	3,911.04
tw telecom	1/26/09	3.968.90

Wavetrix, Inc.	11/5/08	12,000.00	10,964.00
Wavetrix, Inc.	12/2/08	12,000.00
Wavetrix, Inc.	1/6/09	12,000.00

Whitley Penn	11/28/08	20,000.00	71,036.00

William Hopke	11/14/08	8,250.00
William Hopke	11/24/08	5,647.25
William Hopke	12/1/08	8,250.00
William Hopke	12/5/08	2,959.98
William Hopke	12/15/08	12,336.79
William Hopke	12/16/08	8,250.00
William Hopke	12/19/08	4,132.48
William Hopke	12/19/08	1,500.00
William Hopke	12/30/08	8,250.00
William Hopke	1/09/09	5,762.52
William Hopke	1/22/09	6,714.87
William Hopke	1/30/09	1,500.00

Statement of Financial Affairs - Case No. 09-30572-HDH-11

☐  NONE
c.
All debtors: List all payments made within one year immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR AND RELATIONSHIP TO DEBTOR	DATE OF PAYMENT	AMOUNT PAID	AMOUNT STILL OWING

BG Moore, CPA 25 Highland Park Village Ste 100-344 Dallas, TX 75205 Current CFO	8/20/08 8/29/08 9/16/08 10/1/08 10/15/08 11/3/08 11/14/08 11/24/08 12/15/08 12/15/08 12/30/08 1/9/09 1/28/09 1/30/09	12,107.14 7,791.66 7,791.66 8,058.06 8,201.66 7,791.66 7,791.66 7,791.66 15,000.00 7,791.66 7,791.66 8,068.23 7,960.63 7,791.66	$0.00

CFM Capital Ltd. 38 Reid Street Hamilton, HM 11 Bermuda Management Company which supplied former President and Director – Peter Leighton	2/6/08 2/29/08 4/9/08 5/1/08 5/30/08 7/3/08	20,000.00 20,000.00 20,000.00 20,000.00 20,000.00 20,000.00	$228,000.00 (DISPUTED)

D’Auria, John 3416 Estacado Ln. Plano, TX 75025 Son in law of former CEO and director	2/1/2008 2/15/2008 2/22/2008 2/29/2008 3/3/2008 3/14/2008 4/1/2008 4/16/2008 5/1/2008 5/2/2008 5/16/2008 5/30/2008 6/6/2008 6/16/2008 6/23/2008 7/1/2008 7/16/2008 7/18/2008 8/1/2008 8/15/2008 8/18/2008 8/29/2008 8/29/2008 9/12/2008	4,000.00 4,000.00 3,265.37 4,000.00 1,166.68 4,583.34 4,583.34 4,583.34 4,583.34 2,360.46 4,583.34 4,583.34 674.05 4,583.34 969.55 4,583.34 4,583.34 813.43 4,583.34 4,583.34 1,099.85 4,583.34 2,819.81 804.94	$0.00

Statement of Financial Affairs - Case No. 09-30572-HDH-11

NAME AND ADDRESS OF CREDITOR AND RELATIONSHIP TO DEBTOR	DATE OF PAYMENT	AMOUNT PAID	AMOUNT STILL OWING

Ianace, Ernie P. 6088 Rachel Dr. Frisco, TX 75034 Former CMO and son of former CEO and director	2/1/2008 2/1/2008 2/15/2008 2/23/2008 2/29/2008 3/3/2008 3/14/2008 3/20/2008 4/1/2008 4/1/2008 4/16/2008 5/1/2008 5/2/2008 5/16/2008 5/30/2008 6/4/2008 6/16/2008 6/18/2008 7/1/2008 8/1/2008 8/20/2008 8/29/2008 8/29/2008 9/22/2008	6,250.00 5,000.00 6,250.00 3,131.85 6,250.00 5,000.00 6,250.00 6,670.85 6,250.00 5,000.00 6,250.00 9,583.34 4,402.05 9,583.34 9,583.34 10,000.00 9,583.34 8,000.00 9,583.34 9,583.34 9,583.34 9,583.34 2,500.15 2,385.72	$0.00

Ianace, Pete E. 5609 Wayfarer Dr. Plano, TX 75093 Former CEO and director	2/1/2008 2/15/2008 2/29/2008 2/29/2008 3/14/2008 4/1/2008 4/4/2008 4/16/2008 4/18/2008 5/1/2008 5/2/2008 5/16/2008 5/30/2008 6/2/2008 6/16/2008 6/25/2008 6/28/2008 7/16/2008 8/1/2008 8/20/2008 8/21/2008 8/29/2008 9/12/2008 9/16/2008 9/26/2008 10/31/2008 11/14/2008 11/14/2008 12/1/2008	10,000.00 10,000.00 10,000.00 1,833.38 10,000.00 10,000.00 1,645.36 10,000.00 1,005.78 10,000.00 1,990.46 10,000.00 10,000.00 1,640.50 10,000.00 1,260.50 10,000.00 10,000.00 10,000.00 10,000.00 1,095.00 10,000.00 1,121.10 8,250.00 1,535.50 6,542.19 6,542.19 10,372.77 600.00	$0.00

Statement of Financial Affairs - Case No. 09-30572-HDH-11

NAME AND ADDRESS OF CREDITOR AND RELATIONSHIP TO DEBTOR	DATE OF PAYMENT	AMOUNT PAID	AMOUNT STILL OWING

Hopke, William 15500 The Glebe Ln Charles City, VA 2303 Current CEO and Director	9/16/2008 10/3/2008 10/16/2008 10/31/2008 10/31/2008 11/14/2008 11/24/2008 12/1/2008 12/5/2008 12/15/2008 12/16/2008 12/19/2008 12/19/2008 12/30/2008 1/9/2009 1/22/2009 1/30/2009	8,250.00 8,250.00 8,250.00 8,250.00 4,375.30 8,250.00 5,647.25 8,250.00 2,959.98 12,336.79 8,250.00 4,132.48 1,500.00 8,250.00 5,762.52 6,714.87 1,500.00	$0.00

Logan, Bob 7729 La Guardia Plano, TX 75025 Current COO	2/1/2008 2/15/2008 2/29/2008 3/14/2008 4/1/2008 4/16/2008 5/1/2008 5/16/2008 5/30/2008 6/16/2008 7/1/2008 7/16/2008 8/1/2008 8/20/2008 8/29/2008 9/16/2008 10/1/2008 10/16/2008 10/31/2008 10/31/2008 11/14/2008 11/25/2008 12/1/2008 12/8/2008 12/12/2008 12/16/2008 12/30/2008 1/9/2009 1/28/2009 1/30/2009	5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 1,800.00 5,000.00 1,800.00 5,000.00 1,800.00 6,254.92 5,000.00 5,000.00 1,800.00 800 6,404.61	$0.00

Statement of Financial Affairs - Case No. 09-30572-HDH-11

NAME AND ADDRESS OF CREDITOR AND RELATIONSHIP TO DEBTOR	DATE OF PAYMENT	AMOUNT PAID	AMOUNT STILL OWING

Bob Nimon 18352 Dallas Parkway Ste #136-407 Dallas, TX 75287 Former CTO	2/1/2008 3/1/2008 4/1/2008 5/1/2008 5/30/2008 7/1/2008 8/20/2008 9/3/2008	20,000.00 20,000.00 20,000.00 20,000.00 20,000.00 20,000.00 20,000.00 20,000.00	$0.00

Forres McGraw 5427 Preston Haven Dallas, TX 75229 Former CFO	2/1/2008 2/15/2008 2/29/2008 3/14/2008 4/1/2008 4/16/2008 5/1/2008 5/16/2008 5/30/2008 6/16/2008 7/1/2008 7/3/2008 8/20/2008 8/29/2008 9/16/2008	5,417.17 5,417.17 5,417.17 5,417.17 5,417.17 5,417.17 5,417.17 5,417.17 5,417.17 5,417.17 5,417.17 4,330.73 10,833.34 5,416.67 5,416.67	$0.00

4.	Suits and administrative proceedings, executions, garnishments and attachments
☐  NONE
a. List all suits and administrative proceedings to which the debtor is or was a party within one year immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

CAPTION OF SUIT AND CASE NUMBER	NATURE OF PROCEEDING	COURT OR AGENCY AND LOCATION	STATUS OR DISPOSITION

Media Distribution Solutions, LLC v. Espre Solutions Inc. 429-00399-2009	Civil Citation	429th District Court of Collin County, McKinney TX	Filed within week of Bankruptcy filing (Stayed)

Texas CFM, LLC v. Espre Solutions Inc. DC-09-00976-G	Civil Action	134th District Court 600 Commerce Street Dallas, TX 75202	Filed within week of Bankruptcy filing (Stayed)

■   NONE
b. Describe all property that has been attached, garnished or seized under any legal or equitable process within one year  immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

Statement of Financial Affairs - Case No. 09-30572-HDH-11

5.	Repossessions, foreclosures and returns
■   NONE
List all property that has been repossessed by a creditor, sold at a foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within one year immediately preceding the commencement of this case.  (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

6.	Assignments and receiverships
■   NONE
a. Describe any assignment of property for the benefit of creditors made within 120 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include any assignment by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

■   NONE
c.
List all property which has been in the hands of a custodian, receiver, or court-appointed official within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

7.	Gifts
☐  NONE
List all gifts or charitable contributions made within one year immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient. (Married debtors filing under chapter 12 or chapter 13 must include gifts or contributions by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF OR ORGANIZATION	RELATIONSHIP TO DEBTOR, IF ANY	DATE OF GIFT	DESCRIPTION AND VALUE OF GIFT

Texas State Trooper’s Association 5540 N. Lamar Austin, TX 78751		11/7/08	$150.00

8. Losses
☐  NONE
List all losses from fire, theft, other casualty or gambling within one year immediately preceding the commencement of this case or since the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include losses by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

DESCRIPTION AND VALUE OF PROPERTY	DESCRIPTION OF CIRCUMSTANCES AND, IF LOSS WAS COVERED IN WHOLE OR IN PART BY INSURANCE, GIVE PARTICULARS	DATE OF LOSS

Sony VAIO Handheld device - $1,799.99 Dell Laptop (5)- $9,608.17	Stolen – covered by insurance – Debtor was paid net after deductible	11/11/08

Fujitsu Laptop (2) – $3,737.60 Dell Laptop (3) - $5,647.32	Stolen – covered by insurance – Debtor was paid net after deductible	12/31/08

Statement of Financial Affairs - Case No. 09-30572-HDH-11

DESCRIPTION AND VALUE OF PROPERTY	DESCRIPTION OF CIRCUMSTANCES AND, IF LOSS WAS COVERED IN WHOLE OR IN PART BY INSURANCE, GIVE PARTICULARS	DATE OF LOSS

Apple Laptop - $999.00 Plasma TV - $1,117.88	Stolen – covered by insurance – Debtor was paid net after deductible	1/4/09

9.	Payments related to debt counseling or bankruptcy
☐  NONE
List all payments made or property transferred by or on behalf of the debtor to any persons, including attorneys, for consultation concerning debt consolidation, relief under the bankruptcy law or preparation of a petition in bankruptcy within one year immediately preceding the commencement of this case.

NAME AND ADDRESS OF PAYEE	DATE OF PAYMENT, NAME OF PAYER IF OTHER THAN DEBTOR	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY

Wright Ginsberg Brusilow P.C. 1401 Elm Street, Suite 4750 Dallas, TX 75202	1/14/09	$75,000.00

10.	Other transfers
☐   NONE
a. List all other property, other than property transferred in the ordinary course of the business or financial affairs of the debtor, transferred either absolutely or as security within two years immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF TRANSFEREE, RELATIONSHIP TO DEBTOR	DATE	DESCRIBE PROPERTY TRANSFERRED AND VALUE RECEIVED

Blideo, Inc. 5700 W. Plano Parkway Suite 1000 Plano, Texas 75093	July 14, 2008
Addendum revising Software and Royalty License Agreement which: a) eliminated prohibition as to reverse engineering; b) defined “Technology” to include Source Code as part of license grant not prior limited Output Code; c) Updates and Upgrades by Licensee does not need consent of Debtor Licensor; d) Product Maintenance Fee of $700,000 payable at $5,833 per month is deleted, among other points – value received – Licensor support is limited to 6 months versus Second Tier Support for term of license.

Statement of Financial Affairs - Case No. 09-30572-HDH-11

■   NONE
b. List all property transferred by the debtor within ten years immediately preceding the commencement of this case to a self-settled trust or similar device of which the debtor is a beneficiary.

11.	Closed financial accounts
☐  NONE
List all financial accounts and instruments held in the name of the debtor or for the benefit of the debtor which were closed, sold, or otherwise transferred within one year immediately preceding the commencement of this case. Include checking, savings, or other financial accounts, certificates of deposit, or other instruments; shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions. (Married debtors filing under chapter 12 or chapter 13 must include information concerning accounts or instruments held by or for either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF INSTITUTION	TYPE OF ACCOUNT, LAST FOUR DIGITS OF ACCOUNT NUMBER, AND AMOUNT OF FINAL BALANCE	AMOUNT AND DATE OF SALE OR CLOSING

Bank of America – Preston North Branch 1400 Preston Rd., #100 Plano, TX 75093
CD - #1573 $5,274.98

Business Interest Checking - #6017 - $21.07

Business Economy Checking - #0111 - $100.00

Business Economy Checking - #0124 - $100.00

Business Interest Checking - #6350 - $5,176.12

Business Advantage Checking - #0621 - $910.08

Business Economy Checking - #2695 - $25.00
7/11/08 2/8/08 8/20/08 8/20/08 2/1/08 12/11/08 12/11/08

12.	Safe deposit boxes
■   NONE
List each safe deposit or other box or depository in which the debtor has or had securities, cash, or other valuables within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include boxes or depositories of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

13.	Setoffs
■   NONE
List all setoffs made by any creditor, including a bank, against a debt or deposit of the debtor within 90 days preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

14.	Property held for another person
☐  NONE

Statement of Financial Affairs - Case No. 09-30572-HDH-11

List all property owned by another person that the debtor holds or controls.

NAME AND ADDRESS OF OWNER	DESCRIPTION AND VALUE OF PROPERTY	LOCATION OF PROPERTY

Kyle Nelson 11414 Parkchester Drive Dallas, TX 75230-3024	50,000 shares of Common Stock in Blideo at $1.00 per share	Espre Solutions Inc 5700 W. Plano Pkwy Suite 1000 Plano TX 75093

Andy Wilson 9923 Cedar Crest Helotes, TX 78023	50,000 shares of Common Stock in Blideo at $1.00 per share	Espre Solutions Inc 5700 W. Plano Pkwy Suite 1000 Plano TX 75093

15.	Prior address of debtor
☐  NONE
If debtor has moved within three years immediately preceding the commencement of this case, list all premises which the debtor occupied during that period and vacated prior to the commencement of this case. If a joint petition is filed, report also any separate address of either spouse.

ADDRESS	NAME USED	DATES OF OCCUPANCY

5700 W. Plano Pkwy Suite 2600 Plano TX 75093	Espre Solutions Inc	2004 – Nov. 2008

16.	Spouses and Former Spouses
■   NONE
If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within eight years immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state.

17.	Environmental Information.

For the purpose of this question, the following definitions apply:

"Environmental Law" means any federal, state, or local statute or regulation regulating pollution, contamination, releases of hazardous or toxic substances, wastes or material into the air, land, soil, surface water, groundwater, or other medium, including, but not limited to, statutes or regulations regulating the cleanup of these substances, wastes, or material.

"Site" means any location, facility, or property as defined under any Environmental Law, whether or not presently or formerly owned or operated by the debtor, including, but not limited to, disposal sites.

"Hazardous Material" means anything defined as a hazardous waste, hazardous substance, toxic substance, hazardous material, pollutant, or contaminant or similar term under an Environmental Law.

■   NONE
a. List the name and address of every site for which the debtor has received notice in writing by a governmental unit that it may be liable or potentially liable under or in violation of an Environmental Law. Indicate the governmental unit, the date of the notice, and, if known, the Environmental Law:

■   NONE
b. List the name and address of every site for which the debtor provided notice to a governmental unit of a release of Hazardous Material. Indicate the governmental unit to which the notice was sent and the date of the notice.

Statement of Financial Affairs - Case No. 09-30572-HDH-11

■   NONE
c. List all judicial or administrative proceedings, including settlements or orders, under any Environmental Law with respect to which the debtor is or was a party. Indicate the name and address of the governmental unit that is or was a party to the proceeding, and the docket number.

18.	Nature, location and name of business
☐  NONE
a. If the debtor is an individual, list the names, addresses, taxpayer-identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partner in a partnership, sole proprietor, or was self-employed in a trade, profession, or other activity either full- or part-time within six years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within six years immediately preceding the commencement of this case.

If the debtor is a partnership, list the names, addresses, taxpayer-identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within six years immediately preceding the commencement of this case.

If the debtor is a corporation, list the names, addresses, taxpayer-identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities within six years immediately preceding the commencement of this case.

NAME	LAST FOUR DIGITS OF SOCIAL-SECURITY OR OTHER INDIVIDUAL TAXPAYER-I.D. NO. (ITIN)/ COMPLETE EIN	ADDRESS	NATURE OF BUSINESS	BEGINNING AND ENDING DATES

Espre Texas	6847	5609 Wayfarer Dr. Plano, TX 75093-2428	Software Development	12/23/03 7/26/04

Blideo Inc.	7549	5700 W. Plano Pkwy Suite 2600 Plano TX 75093	Software Development	4/27/07 Present

MDS		1701 Legacy Drive Suite 2100 Frisco, TX 75034	Sales	April 14, 2006 to present

VueLive Inc. (Terminated its existence)	2860	5700 W. Plano Pkwy Suite 2600 Plano TX 75093	Software Development	2/14/08 10/13/08

■  NONE
           b. Identify any business listed in response to subdivision a., above, that is "single asset real estate" as defined in 11 U.S.C. § 101.

The following questions are to be completed by every debtor that is a corporation or partnership and by any individual debtor who is or has been, within six years immediately preceding the commencement of this case, any of the following: an officer, director, managing executive, or owner of more than 5 percent of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership, a sole proprietor, or self-employed in a trade, profession, or other activity, either full- or part-time.

Statement of Financial Affairs - Case No. 09-30572-HDH-11

(An individual or joint debtor should complete this portion of the statement only if the debtor is or has been in business, as defined above, within six years immediately preceding the commencement of this case. A debtor who has not been in business within those six years should go directly to the signature page.)

19.	Books, records and financial statements
☐  NONE
a. List all bookkeepers and accountants who within two years immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

NAME	ADDRESS	DATES SERVICES RENDERED

Forres McGraw	5427 Preston Haven Dallas TX 75229	5/25/05 – 6/30/08

Mary S. Powell	2928 Nova Drive Garland TX 75044	6/19/06 – 1/30/09

BG Moore	25 Highland Park Village Suite 100-344 Dallas TX 75205	7/2/08-1/30/09

☐  NONE
b. List all firms or individuals who within two years immediately preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.

NAME	ADDRESS

Sweeney, Gates & Co.	2419 East Commercial Blvd. #302 Fort Lauderdale, FL 33308

Whitley Penn	1401 West 7th Street Ste 400 Fort Worth, TX 76102

☐  NONE
c. List all firms or individuals who at the time of the commencement of this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

NAME	ADDRESS	DATES SERVICES RENDER

Mary S. Powell	2928 Nova Drive Garland TX 75044	6/19/06 – 1/30/09

BG Moore	25 Highland Park Village Suite 100-344 Dallas TX 75205	7/2/08-1/30/09

☐  NONE
d. List all financial institutions, creditors and other parties, including mercantile and trade agencies, to whom a financial statement was issued by the debtor within two years immediately preceding the commencement of this case.

NAME AND ADDRESS	DATE ISSUED

Security Exchange Commission – EdgarFilings, Ltd	Publicly Held Company required filings

Statement of Financial Affairs - Case No. 09-30572-HDH-11

20.	Inventories
■   NONE
a. List the dates of the last two inventories taken of your property, the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

■   NONE
b. List the name and address of the person having possession of the records of each of the inventories reported in a., above.

21.	Current Partners, Officers, Directors and Shareholders
■   NONE
a. If the debtor is a partnership, list the nature and percentage of partnership interest of each member of the partnership.

■   NONE
b.  If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting or equity securities of the corporation.

22.	Former partners, officers, directors and shareholders
■   NONE
a. If the debtor is a partnership, list each member who withdrew from the partnership within one year immediately preceding the commencement of this case.

☐  NONE
b. If the debtor is a corporation, list all officers or directors whose relationship with the corporation terminated within one year immediately preceding the commencement of this case.

NAME AND ADDRESS	TITLE	DATE OF TERMINATION

Pete Ianace 5609 Wayfarer Drive Plano, TX 75093-2428	CEO	10/24/08

Forres McGraw 5427 Preston Haven Drive Dallas, TX 75229-3045	CFO	7/30/08

Peter Leighton 7 Wandon Road London UK SW6 2JF	President	8/30/08

Robert Nimon 4824 Spyglass Drive Dallas, TX 75287-7425	CTO	8/30/08

Oliver Chappaz 20 Rue General-Dufour Geneva, Switzerland	Director	1/12/09

23.	Withdrawals from a partnership or distributions by a corporation
☐  NONE

Statement of Financial Affairs - Case No. 09-30572-HDH-11

If the debtor is a partnership or corporation, list all withdrawals or distributions credited or given to an insider, including compensation in any form, bonuses, loans, stock redemptions, options exercised and any other perquisite during one year immediately preceding the commencement of this case.

NAME & ADDRESS OF RECIPIENT, RELATIONSHIP TO DEBTOR	DATE AND PURPOSE OF WITHDRAWAL	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY

BG Moore, CPA 25 Highland Park Village Ste 100-344 Dallas, TX 75205 Current CFO
8/20/08 - base comp
8/29/08 - base comp
9/16/08 - base comp
10/1/08 - base comp & exp reimb
10/15/08 - base comp & exp reimb
11/3/08 - base comp
11/14/08 - base comp
11/24/08 - base comp
12/15/08 - bonus
12/15/08 - base comp
12/30/08 - base comp
1/9/09 - base comp & exp reimb
1/28/09 - base comp
1/28/09 - loan
1/30/09 - base comp
12,107.14 7,791.66 7,791.66 8,058.06 8,201.66 7,791.66 7,791.66 7,791.66 15,000.00 7,791.66 7,791.66 8,068.23 7,960.63 20,000.00 7,791.66

CFM Capital Ltd. 38 Reid Street Hamilton, HM 11 Bermuda Management Company which supplied former President and Director – Peter Leighton	2/6/08 - base comp 2/29/08 - base comp 4/9/08 - base comp 5/1/08 - base comp 5/30/08 - base comp 6/30/2008 --Options 7/3/08 - base comp
      20,000.00
     20,000.00
     20,000.00
     20,000.00
     20,000.00
*15,000,000.00
  20,000.00

* Number of shares granted.  Exercise price was $.10 per share (stock price was $.15). No indication of option being exercised – the optionee is Peter Leighton.  All other numbers are $’s.

Statement of Financial Affairs - Case No. 09-30572-HDH-11

NAME & ADDRESS OF RECIPIENT, RELATIONSHIP TO DEBTOR	DATE AND PURPOSE OF WITHDRAWAL	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY

D’Auria, John 3416 Estacado Ln. Plano, TX 75025 Son in law of former CEO and director
2/1/2008 – base pay
2/15/2008 – base pay
2/22/2008 – expense reimb
2/29/2008 – base pay
3/3/2008 - commission
3/14/2008 – base pay
4/1/2008 – base pay
4/16/2008  - base pay
5/1/2008 – base pay
5/2/2008 – exp reimb
5/16/2008 – base pay
5/30/2008 – base pay
6/6/2008 – exp reimb
6/16/2008 – base pay
6/23/2008 – exp reimb
7/1/2008 – base pay
7/16/2008 – base pay
7/18/2008 – exp reimb
8/1/2008 – base pay
8/15/2008 – base pay
8/18/2008 – exp reimb
8/29/2008 – base pay
8/29/2008 – Vacation Pay
9/12/2008 – Expense Reimbursement

4,000.00
4,000.00
3,265.37
4,000.00
1,166.68
4,583.34
4,583.34
4,583.34
4,583.34
2,360.46
4,583.34
4,583.34
674.05
4,583.34
969.55
4,583.34
4,583.34
813.43
4,583.34
4,583.34
1,099.85
4,583.34
2,819.81
804.94

Ianace, Ernie P. 6088 Rachel Dr. Frisco, TX 75034 Former CMO and son of former CEO and director
2/1/2008 – Base Pay
2/1/2008 - Commission
2/15/2008 – Base Pay
2/23/2008 – Expense Reimbursement
2/29/2008 – Base Pay
3/3/2008 - Commission
3/14/2008 – Base Pay
3/20/2008 – Expense Reimbursement
4/1/2008 – Base Pay
4/1/2008 - Commission
4/16/2008 – Base Pay
5/1/2008 – Base Pay
5/2/2008 – Expense Reimbursement
5/16/2008 – Base Pay
5/30/2008 – Base Pay
6/4/2008 - Commission
6/16/2008 – Base Pay
6/18/2008 - Commission
7/1/2008 – Base Pay
8/1/2008 – Base Pay
8/20/2008 – Base Pay
8/29/2008 – Base Pay
8/29/2008 – Vacation Pay
9/22/2008 – Expense Reimbursement

6,250.00
5,000.00
6,250.00
3,131.85
6,250.00
5,000.00
6,250.00
6,670.85
6,250.00
5,000.00
6,250.00
9,583.34
4,402.05
9,583.34
9,583.34
10,000.00
9,583.34
8,000.00
9,583.34
9,583.34
9,583.34
9,583.34
2,500.15
2,385.72

Statement of Financial Affairs - Case No. 09-30572-HDH-11

NAME & ADDRESS OF RECIPIENT, RELATIONSHIP TO DEBTOR	DATE AND PURPOSE OF WITHDRAWAL	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY

Ianace, Pete E. 5609 Wayfarer Dr. Plano, TX 75093 Former CEO and director
2/1/2008 – Base Pay
2/15/2008  – Base Pay
2/29/2008  – Base Pay
2/29/2008 – Expense Reimbursement
3/14/2008 – Base Pay
4/1/2008 – Base Pay
4/4/2008 – Expense Reimbursement
4/16/2008 – Base Pay
4/18/2008 – Expense Reimbursement
5/1/2008 – Base Pay
5/2/2008 – Expense Reimbursement
5/16/2008 – Base Pay
5/30/2008 – Base Pay
6/2/2008 – Expense Reimbursement
6/16/2008 – Base Pay
6/25/2008 – Expense Reimbursement
6/28/2008  – Base Pay
7/16/2008  – Base Pay
8/1/2008  – Base Pay
8/20/2008  – Base Pay
8/21/2008 – Expense Reimbursement
8/29/2008  – Base Pay
9/12/2008 – Expense Reimbursement
9/16/2008  – Base Pay
9/26/2008 – Expense Reimbursement
10/31/2008 – Compensation/Net Pay
11/14/2008 – Compensation/Net Pay
11/14/2008 – Vacation Pay/Net
12/1/2008 – Consulting Fee

10,000.00
10,000.00
10,000.00
1,833.38
10,000.00
10,000.00
1,645.36
10,000.00
1,005.78
10,000.00
1,990.46
10,000.00
10,000.00
1,640.50
10,000.00
1,260.50
10,000.00
10,000.00
10,000.00
10,000.00
1,095.00
10,000.00
1,121.10
8.250.00
1,535.50
6,542.19
6,542.19
10,372.77
600.00

Hopke, William 15500 The Glebe Ln Charles City, VA 2303 Current CEO and director
9/16/2008  – Base Pay
10/3/2008  – Base Pay
10/16/2008  – Base Pay
10/31/2008 – Base Pay
10/31/2008 – Expense Reimbursement
11/14/2008  – Base Pay
11/24/2008 – Expense Reimbursement
12/1/2008 – Base Pay
12/5/2008 – Expense Reimbursement
12/15/2008 – Net - Bonus
12/16/2008 – Base Pay
12/19/2008 – Expense Reimbursement
12/19/2008 – Expense Reimbursement
12/30/2008 – Base Pay
1/9/2009 – Expense Reimbursement
1/22/2009  – Base Pay
1/28/09 – Loan
1/30/2009 – Expense Reimbursement
8,250.00 8,250.00 8,250.00 8,250.00 4,375.30 8,250.00 5,647.25 8,250.00 2,959.98 12,336.79 8,250.00 4,132.48 1,500.00 8,250.00 5,762.52 6,714.87 20,000.00 1,500.00

Logan, Bob 7729 La Guardia Plano, TX 75025 Current COO	2/1/2008 – Base Pay 2/15/2008 – Base Pay 2/29/2008 – Base Pay 3/14/2008 – Base Pay 4/1/2008 – Base Pay 4/16/2008 – Base Pay 5/1/2008 – Base Pay 5/16/2008 – Base Pay 5/30/2008 – Base Pay	5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00

Statement of Financial Affairs - Case No. 09-30572-HDH-11

NAME & ADDRESS OF RECIPIENT, RELATIONSHIP TO DEBTOR	DATE AND PURPOSE OF WITHDRAWAL	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY

6/16/2008 – Base Pay
7/1/2008 – Base Pay
7/16/2008 – Base Pay
8/1/2008 – Base Pay
8/20/2008 – Base Pay
8/29/2008 – Base Pay
9/16/2008 – Base Pay
10/1/2008  – Base Pay
 10/16/2008 – Base Pay
10/31/2008 – Base Pay
10/31/2008 – Contract Pay
11/14/2008 – Base Pay
11/25/2008 – Contract Payment
12/1/2008 – Base Pay
 12/8/2008  – Contract Payment
12/12/2008 – Compensation - Net
 12/16/2008 – Base Pay
12/30/2008 – Base Pay
1/9/2009 – Contract Payment
1/28/2009 – Contract Payment
1/30/2009 – Vacation Pay
5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 5,000.00 1,800.00 5,000.00 1,800.00 5,000.00 1,800.00 6,254.92 5,000.00 5,000.00 1,800.00 800.00 6,404.61

Bob Nimon 18352 Dallas Parkway Ste #136-407 Dallas, TX 75287 Former CTO
2/1/2008 – Consulting Fee  1/08
3/1/2008 – Consulting Fee 2/08
4/1/2008 – Consulting Fee 3/08
5/1/2008 – Consulting Fee 4/08
5/30/2008 – Consulting Fee 5/08
7/1/2008 – Consulting Fee 6/08
8/20/2008 – Consulting Fee 7/08
9/3/2008 – Consulting Fee 8/08
20,000.00 20,000.00 20,000.00 20,000.00 20,000.00 20,000.00 20,000.00 20,000.00

Forres McGraw 5427 Preston Haven Dallas, TX 75229 Former CFO
2/1/2008 – Base Compensation
2/15/2008 – Base Compensation
2/29/2008 – Base Compensation
3/14/2008 – Base Compensation
4/1/2008 – Base Compensation
4/16/2008 – Base Compensation
5/1/2008 – Base Compensation
5/16/2008 – Base Compensation
5/30/2008 – Base Compensation
6/16/2008 – Base Compensation
7/1/2008 – Base Compensation
7/3/2008 – Vacation Pay
8/20/2008 – Severance Pay
8/29/2008 – Severance Pay
9/16/2008 – Severance Pay

5,417.17 5,417.17 5,417.17 5,417.17 5,417.17 5,417.17 5,417.17 5,417.17 5,417.17 5,417.17 5,417.17 4,330.73 10,833.34 5,416.67 5,416.67

Statement of Financial Affairs - Case No. 09-30572-HDH-11

24.	Tax Consolidation Group.
■   NONE
If the debtor is a corporation, list the name and federal taxpayer-identification number of the parent corporation of any consolidated group for tax purposes of which the debtor has been a member at any time within six years immediately preceding the commencement of the case.

25.	Pension Funds.
■   NONE
If the debtor is not an individual, list the name and federal taxpayer-identification number of any pension fund to which the debtor, as an employer, has been responsible for contributing at any time within six years immediately preceding the commencement of the case.

* * * * * *

[If completed on behalf of a partnership or corporation]

I declare under penalty of perjury that I have read the answers contained in the foregoing statement of financial affairs and any attachments thereto and that they are true and correct to the best of my knowledge, information and belief.

Date	February 19, 2009	ESPRE SOLUTIONS, INC., Debtor

		By:	//s/ BG Moore
BG Moore,
Chief Financial Officer

[An individual signing on behalf of a partnership or corporation must indicate position or relationship to debtor.]

     -0-      continuation sheets attached

Penalty for making a false statement: Fine of up to $500,000 or imprisonment for up to 5 years, or both. 18 U.S.C. §§ 152 and 3571
Statement of Financial Affairs - Case No. 09-30572-HDH-11